UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2009

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.	Other Events
     On February 12, 2009, Teledyne Technologies Incorporated issued a press release with respect to a voluntary product recall at its subsidiary, Teledyne Continental Motors, Inc, which press release is attached as Exhibit 99.1 and incorporated herein by reference.
     On February 13, 2009, Teledyne Technologies Incorporated issued a press release announcing that it has completed an $80 million voluntary cash contribution to the Teledyne Technologies defined benefit pension plan, which press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release announcing voluntary product recall at Teledyne Continental Motors, Inc., dated February 12, 2009.

Exhibit 99.2	Press Release announcing voluntary pension contribution, dated February 13, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated February 17, 2009

EXHIBIT INDEX
Description

Exhibit 99.1	Press Release announcing voluntary product recall at Teledyne Continental Motors, Inc., dated February 12, 2009.

Exhibit 99.2	Press Release announcing voluntary pension contribution, dated February 13, 2009.